                           LIMITED POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and on my behalf in my capacity as a director of TNPC in connection with, and only in connection with, the filing of this registration statement (including, but not limited to, the execution of any and all instruments for me and in my name which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of this registration statement), including specifically, but not limited to, the power and authority to sign for me any and all amendments, including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                               By:      /s/ LOU L. PAI
                                                  ------------------------------

                                               Name:    Lou L. Pai
                                               Title:   Director
                                               Date:    July 13, 2000

                               POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director and officer of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and behalf in my capacities as director and officer, and to execute any and all instruments for me and in my name in the capacities indicated below which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but not limited to, power and authority to sign for me any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act) hereto; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                            By:      /s/ H. EUGENE LOCKHART
                                                  ------------------------------
                                            Name:    H. Eugene Lockhart
                                            Title:   President, Chief Executive
                                                     Officer and Director
                                            Date:    July 13, 2000
                                                  ------------------------------

                               POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director and officer of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and behalf in my capacity as director and officer, and to execute any and all instruments for me and in my name in the capacities indicated below which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but not limited to, power and authority to sign for me any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act) hereto; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                     By:      /s/ WILLIAM I JACOBS
                                              ----------------------------------
                                     Name:    William I Jacobs
                                     Title:   Managing Director, Chief Financial
                                              Officer and Director
                                     Date:    July 13, 2000
                                              ----------------------------------

                                POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned officer of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and behalf in my capacity as an officer of TNPC, and to execute any and all instruments for me and in my name in the capacity indicated below which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but not limited to, power and authority to sign for me in the capacity indicated below and any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act) hereto; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   By:      /s/ STEPHEN NOLAN
                                            ----------------------------------
                                   Name:    Stephen Nolan
                                   Title:   Controller (Principal Accounting
                                            Officer)
                                   Date:    July 13, 2000
                                            ----------------------------------

                           LIMITED POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned officer of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and behalf in my capacity as an officer of TNPC, and to execute any and all instruments for me and in my name in the capacity indicated below which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but not limited to, power and authority to sign for me in the capacity indicated below and any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act) hereto; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                      By:      /s/ KENNETH L. LAY
                                               ---------------------------------

                                      Name:    Kenneth L. Lay
                                      Title:   Director
                                      Date:    July 13, 2000

                           LIMITED POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and on my behalf in my capacity as a director of TNPC in connection with, and only in connection with, the filing of this registration statement (including, but not limited to, the execution of any and all instruments for me and in my name which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of this registration statement), including specifically, but not limited to, the power and authority to sign for me any and all amendments, including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                         By:      /s/ JAMES V. DERRICK, JR.
                                                  ------------------------------

                                         Name:    James V. Derrick, Jr.
                                         Title:   Director
                                         Date:    July 13, 2000

                           LIMITED POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and on my behalf in my capacity as a director of TNPC in connection with, and only in connection with, the filing of this registration statement (including, but not limited to, the execution of any and all instruments for me and in my name which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of this registration statement), including specifically, but not limited to, the power and authority to sign for me any and all amendments, including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                     By:      /s/ ANDREW S. FASTOW
                                              ----------------------------------

                                     Name:    Andrew S. Fastow.
                                     Title:   Director
                                     Date:    July 13, 2000

                               POWER OF ATTORNEY
                                   TNPC, INC.

         The undersigned director of TNPC, Inc. ("TNPC") does hereby constitute and appoint H. Eugene Lockhart, William I Jacobs and Marc E. Manly, and each of them, with full power of substitution, my true and lawful attorneys-in-fact and agents to do any and all acts and things in my name and behalf in my capacity as director, and to execute any and all instruments for me and in my name in the capacity indicated below which such person may deem necessary or advisable to enable TNPC to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but not limited to, power and authority to sign for me in the capacity indicated below and any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provision of Rule 462(b) under the Act) hereto; and I do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                  By: /s/ PETER T. GRAUER
                                     -------------------------------------
                                  Name:    Peter T. Grauer
                                  Title:   Director
                                  Date:    July 14, 2000
                                       -----------------------------------